                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                            Exchange Act of 1934
                           Dated August 28, 1996
Filed by the registrant [x]
Filed by a party other than the registrant [ ]
Check the appropriate box:

   [X] Preliminary proxy statement
   [ ] Definitive proxy statement
   [ ] Definitive additional materials
   [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule
       14a-12

                       MIDWEST GRAIN PRODUCTS, INC.
            (Name of Registrant as Specified in Its Charter)

                       Midwest Grain Products, Inc.
               (Name of Person(s) Filing Proxy Statement)

  Payment of filing fee (Check the appropriate box):

   [x] $125 per Exchange Act Rule 0-11(e)(1)(ii), 14a-6(i)(1),
       OR 14a-6(j)(2).
   [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
   [ ] Fee computed on table below per Exchange Act Rules 14a-
       6(i)(4) and 0-11.
       (1) Title of each class of securities to which
           transaction applies: N/A
       (2) Aggregate number of securities to which transaction
           applies: N/A
       (3) Per unit price or other underlying value of
           transaction computed pursuant to Exchange Act Rule
           0-11: N/A   (1)
       (4) Proposed maximum aggregate value of transaction: N/A
   [ ] Check box if any part of the fee is offset as provided by
       Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       (1) Amount previously paid:
       (2) Form, schedule or registration statement no.:
       (3) Filing party:
       (4) Date filed:
- ------------------
  (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                         PRELIMINARY PROXY MATERIALS








                       NOTICE OF 1996 ANNUAL MEETING OF
                       STOCKHOLDERS AND PROXY STATEMENT




























[GRAPHIC OMITTED]




                                 MIDWEST GRAIN PRODUCTS, INC.
- ------------------------      -------------------------------------------------
- ------------------------      -------------------------------------------------

                          MIDWEST GRAIN PRODUCTS, INC.
                                1300 Main Street
                             Atchison, Kansas 66002

                               September 19, 1996


                            NOTICE OF ANNUAL MEETING




To the Stockholders:

     The Annual Meeting of Stockholders of Midwest Grain Products, Inc. will be held at the Presbyterian Community Center, 401 Santa Fe Street, Atchison, Kansas 66002, on Thursday, October 10, 1996, beginning at 10:00 a.m., local time, for the following purposes:

     1. To elect three directors each for a three year-term expiring in 1999;

     2. To act upon a proposal to approve the Midwest Grain Products, Inc. Stock Incentive Plan of 1996;

     3.  To act upon a proposal to approve the Midwest Grain
         Products, Inc. 1996 Stock Option Plan for Outside
         Directors; and

     4. To transact such other business as may properly come before the meeting.

     Holders of Common and Preferred Stock of record on the books of the Company at the close of business on August 21, 1996, will be entitled to vote at the meeting or any adjournment thereof.

     STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY SO THAT, IF YOU ARE UNABLE TO ATTEND THE MEETING, YOUR SHARES MAY NEVERTHELESS BE VOTED.


                           By Order of the Board of Directors



                           Laidacker M. Seaberg
                           President and Chief Executive Officer

                                PROXY STATEMENT

     This Proxy Statement and the enclosed form of Proxy are being furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of Midwest Grain Products, Inc. (the "Company") to be held on October 10, 1996, as set forth in the preceding Notice. It is expected that this Proxy Statement and the enclosed form of Proxy will be mailed to Stockholders commencing September 19, 1996.

                              GENERAL INFORMATION

     The holders of outstanding shares of Common Stock and Preferred Stock of the Company at the close of business on August 21, 1996, are entitled to notice of and to vote at the Annual Meeting. The presence in person or by proxy of persons entitled to vote a majority of the issued and outstanding stock of each class of stock entitled to vote will constitute a quorum for the transaction of business at the meeting. As of August 21, 1996, there were 9,765,172 shares of Common Stock outstanding and 437 shares of Preferred Stock outstanding.

     Generally, holders of Common and Preferred Stock each vote separately as a class with respect to each matter that the class is authorized to vote on with each share of stock in each class being entitled to one vote. In connection with the election of directors the holders of Common Stock are entitled to vote on the election of Group A directors and the holders of Preferred Stock are entitled to vote on the election of Group B directors. The candidates for office which receive the highest number of votes will be elected. Both classes of stock are entitled to vote separately upon proposals for the approval of the Midwest Grain Products, Inc. Stock Incentive Plan of 1996 (the "Stock Incentive Plan") and the Midwest Grain Products, Inc. 1996 Stock Option Plan for Outside Directors (the "Directors Stock Plan"). The affirmative vote of the holders of a majority of the Preferred Stock and of a majority of the holders of Common Stock represented at the meeting is required for approval of these proposals. Although no other proposals are scheduled to come before the meeting, the affirmative vote of the holders of a majority of the voting power represented at the meeting (or such higher voting requirement as may be specified by law or the Company's Articles of Incorporation) is required for approval of other proposals.

     Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum at the Annual Meeting. Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares of a class, an abstention or non-vote will have the same effect as a vote against the matter being voted upon.

     Any Stockholder giving a Proxy may revoke it at any time prior to its use by executing a later dated Proxy or by filing a written revocation with the Secretary of the Company. A Proxy may also be revoked by appearing at the meeting and voting by written ballot. All shares represented by a Proxy in the enclosed form that is properly executed and received in time for the meeting and not revoked will be voted. If a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is specified, the Proxy will be voted FOR each of the nominees named on the Proxy with respect to the election of directors.

     The principal executive offices of the Company are located at 1300 Main Street, Atchison, Kansas 66002 and the Company's telephone number at that address is (913) 367-1480.

                                  PROPOSAL 1

                            ELECTION OF DIRECTORS

Nominees

     One Group A Director and two Group B Directors are required to be elected at the Annual Meeting. The holders of the Common Stock are entitled to vote for the persons nominated for the Group A position. The holders of Preferred Stock are entitled to vote for persons nominated for the Group B positions. Eleanor Brantley Schwartz has been nominated by the Board of Directors for election to the Group A position for a term expiring at the Annual Meeting in 1999. Laidacker M. Seaberg and Randall Schrick have been nominated by the Board of Directors for election to the Group B positions for terms expiring at the Annual Meeting in 1999. Ms. Schwartz and Messrs. Seaberg and Schrick are now and have been directors of the Company for more than the past three years. Each of the nominees have consented to serve if elected. If for any reason any of the nominees should not be available or able to serve, the Proxies will exercise discretionary authority to vote for substitutes deemed by them to be in the best interests of the Company.

                               GROUP A NOMINEE
                          (For term expiring in 1999)

ELEANOR B. SCHWARTZ, D.B.A.            Dr. Schwartz, age 59, has been a
                                       director since June 3, 1993.  She is
                                       also a member of the Audit Committee
                                       and Chairman of the Nominating
                                       Committee.  She has been the
                                       Chancellor of the University of
                                       Missouri-Kansas City since May 1992,
                                       was the Interim Chancellor from
                                       September 1991 to May 1992, and was
                                       previously the Vice Chancellor for
                                       Academic Affairs. She is a Trustee
                                       of Midwest Research Institute and a
                                       director of ANNUHCO, Inc. and the

                                       Waddell, Reed, Torchmart and United
                                       Funds Group,Inc.

                                      2

                               GROUP B NOMINEES
                         (For terms expiring in 1999)


RANDALL M. SCHRICK                     Mr. Schrick, age 46, has been a
                                       Group B director since 1987 . He
                                       joined the Company in 1973 and has
                                       been Vice President of Operations
                                       since July, 1992.  From 1984 to July
                                       1992 he was Vice President and
                                       General Manager of the Pekin plant.
                                       From 1982 to 1984 he was the Plant
                                       Manager of the Pekin Plant.  Prior
                                       to 1982, he was Production Manager
                                       at the Atchison plant.

LAIDACKER M. SEABERG                   Mr. Seaberg, age 50, has been a
                                       Group B director since 1979.   He
                                       joined the Company in 1969 and has
                                       served as the President of the
                                       Company since 1980 and as Chief
                                       Executive Officer since September,
                                       1988.  He is the son-in-law of Mr.
                                       Cray, Jr.

                                     OTHER
                               GROUP A DIRECTORS


RICHARD J. BRUGGEN                     Mr. Bruggen, age 70, has been a
                                       Group A director since 1976. His
                                       present term expires in 1997. He is
                                       also a member of the Audit and Human
                                       Resources Committees.  He was Senior
                                       Vice President of Atchison Casting
                                       Corporation from 1991 until his
                                       retirement in July 1992.  Previously
                                       he was General Manager of Rockwell
                                       International plants at Atchison,
                                       Kansas and St. Joseph, Missouri.

F. D. "Fran" JABARA                    Mr. Jabara, age 71, has been a Group
                                       A director since October 6, 1994.
                                       His present term expires in 1997. He
                                       is Chairman of the Human Resources
                                       Committee and a  member of the Audit
                                       Committee. He is President of Jabara
                                       Ventures Group, a venture capital
                                       firm. From September 1949 to August

                                       1989 he was a distinguished
                                       professor of business at Wichita
                                       State University, Wichita, Kansas.
                                       He is also a   director of Commerce
                                       Bank, Wichita, Kansas and NPC
                                       International,   Inc.,   an
                                       operator of numerous  Pizza
                                       Hut and other quick service
                                       restaurants  throughout the
                                       United States.

                                    3
TOM MACLEOD, JR.                       Mr. MacLeod, age 48, has been a
                                       director since 1986.  His present
                                       term expires in 1998.  He is a
                                       member of the Audit and Nominating
                                       Committees.  He has been the
                                       President and Chief Operating
                                       Officer of the Iams Company since
                                       1989, a Dayton, Ohio manufacturer of
                                       premium pet foods.  Previously, he
                                       was the President and Chief
                                       Executive Officer of Kitchens of
                                       Sara Lee, a division of Sara Lee
                                       Corporation, a food products
                                       company.

                                     OTHER
                               GROUP B DIRECTORS

MICHAEL BRAUDE                         Mr. Braude, age 60, has been a Group B
                                       director since 1991. His present term
                                       expires in 1997.  He is Chairman of the
                                       Audit Committee and a member of the
                                       Nominating Committee.  He has been the
                                       President and Chief Executive Officer of the Kansas City Board of Trade, a commodity futures exchange, since 1984.
                                       Previously, he was Executive Vice
                                       President and a Director of American Bank
                                       & Trust Company of Kansas City. Mr.
                                       Braude is a director of Country Club
                                       Bank, Kansas City, Missouri and National
                                       Futures Association,  a member and
                                       immediate Past Chairman of the National
                                       Grain Trade Council and a trustee of the University of Missouri-Kansas City and of Midwest Research Institute.

CLOUD L. CRAY, JR.                     Mr. Cray, age 73, has been a
                                       director since 1957, and has served
                                       as Chairman of the Board since 1980.
                                       His present term expires in 1998.
                                       He served as Chief Executive Officer
                                       from 1980 to September, 1988, and
                                       has been an officer of the Company
                                       and its affiliates for more than 30
                                       years.

ROBERT J. REINTJES                     Mr. Reintjes, age 64, has been a
                                       director since 1986.  His present
                                       term expires in 1998.  He is  a
                                       member of the Audit and Human
                                       Resources Committees.  He has served
                                       as president of Geo. P. Reintjes
                                       Co., Inc. of Kansas City, Missouri,
                                       for the past 24 years.  Geo. P.
                                       Reintjes Co., Inc. is engaged in the
                                       business of refractory construction.
                                       He is a director of Butler
                                       Manufacturing Company, a
                                       manufacturer of pre-engineered
                                       buildings, and Commerce Bank of
                                       Kansas City.

Certain information concerning the Board and its Committees

         The Board has three standing committees: Audit, Nominating and Human Resources. Non-employee directors are paid a retainer at the rate of $2,500 quarterly, $625 for attendance at each meeting of the Board, and $312.50 for attendance at each meeting of a committee of the Board. Employee directors receive a fee of $437.50 for attendance at each meeting of the Board of Directors. During the fiscal year ending June 30, 1996, the Board reduced the amount of the retainer and meeting fees from these levels by approximately 32% in the aggregate.

         During the fiscal year ended June 30, 1996, the Board met six times, the Audit and Human Resources Committees met three times each and the Nominating Committees met once. The attendance at Committee and Board meetings by all Directors in the aggregate was 95% and each Director attended more than 80% of the meetings of the Board and the Committes of which the Director was a member.

         The Audit Committee recommends to the Board of Directors an independent accountant to audit the books and records of the Company and its subsidiaries for the year. It also reviews, to the extent it deems appropriate, the Company's Employee Conduct Policy, litigation and pending claims, the scope, plan and findings of the independent accountants' annual audit and internal audits, recommendations of the auditor, the adequacy of internal accounting controls and audit procedures, the Company's audited financial statements, non-audit services performed by the independent auditor, and fees paid to the independent auditor for audit and non-audit services.

         The Human Resources Committee recommends to the Board of Directors the compensation of all officers and employees who earn $60,000 per year or higher. The Committee approves a bonus system for various key employees, and reviews the scope and type of compensation plans for management personnel. The Committee also administers the Company's Executive Stock Bonus Plan, Stock Incentive Plan and Directors' Stock Option Plan and also serves as an executive search committee.

         The  Nominating  Committee  recommends  to the Board of  Directors  the qualifications for new Director nominees, candidates for nomination, and policies concerning compensation and length of service. The Committee considers written recommendations from stockholders concerning these subjects and suggests that they may be addressed to the Secretary of the Company. Recommendations for director nominees should provide pertinent information concerning the candidates' background and experience.

                                  PROPOSAL 2

                      PROPOSED STOCK INCENTIVE PLAN OF 1996

Proposal

       The Board of Directors recommends a vote FOR the following resolution which will be presented at the meeting:

                 RESOLVED that the Midwest Grain Products, Inc. Stock
             Incentive Plan of 1996 as set forth in Exhibit A to the Midwest Grain Products, Inc. Notice of 1996 Annual Meeting of Stockholders and Proxy Statement dated September 19, 1996, is hereby approved.

General

         The Board of Directors is submitting to the stockholders for approval the Midwest Grain Products, Inc. Stock Incentive Plan of 1996 (the "Plan"). The Plan was adopted by the Board on January 5, 1996, subject to subsequent approval by the Stockholders. On the same date options covering 90,000 shares of the Company's Common Stock were granted to officers of the Company, subject also to subsequent approval of the plan by the Stockholders. Accordingly, if approved by the stockholders, the Plan will authorize the implementation of the options granted in January and permit the granting of additional stock options and other stock and cash awards to key employees in the future. On August 26, 1996, the Board amended the Plan to conform the same to recently adopted SEC rules under
Section 16 of the Securities Exchange Act of 1934.

         The purposes of the Plan are to allow the Human Resources Committee of the Board of Directors to provide stock incentives that will encourage close identity of interests between stockholders and key employees and that will assist the Company in continuing to attract and retain highly qualified personnel. A copy of the Plan, as amended, is set forth as Exhibit A to this Proxy Statement.

Shares Reserved under the Plan

         The number of shares of common stock that may be issued under the Plan for awards granted wholly or partly in stock during the term of the Plan is four hundred fifty thousand (450,000). If any shares subject to a stock incentive are not issued or transferred or cease to be issuable or transferable under the incentive, or if any such shares are reacquired by the Company because of the failure of a condition, such shares will not be charged against the 450,000 share limitation, and, only the net additional shares issued upon the exercise of a stock incentive through the delivery or withholding of shares of Common Stock in payment of the exercise price or withholding taxes will be counted against the limitation. The limitation will also be increased by the number of shares subject to any Substitute Stock Options granted under Section 6(j).
However, shares will be charged against the limitation to the extent of the number of shares covered by that portion of the related option or award which is settled by the exercise of a Stock Appreciation Right or by a cash payment under a Stock Award.

         The shares available, shares subject to outstanding incentives, exercise prices and other limitations in the Plan are subject to adjustment in the event of reorganization, reclassification, split-up, consolidation, merger, and certain distributions or similar transactions.

         The shares issuable under the Plan may be drawn from either authorized but previously unissued shares of common stock or from reacquired shares of common stock, including shares purchased by the Company on the open market and held as treasury shares.

Material Features of the Plan

         The following brief description of the material features of the Plan is qualified in its entirety by reference to the full text of the attached copy of the Plan.

         The Plan will be administered by a committee of the Board of Directors composed solely of two or more non-employee or "outside" directors as defined by
Section 162(m) of the Code and Rule 16b- 3(b)(3) of the Securities and Exchange Commission ("Committee"). Currently the Human Resources Committee is serving as the Committee. The Committee will have, among other powers, the power to interpret the Plan and to establish, waive, amend, or suspend rules and regulations under the Plan. Subject to the terms of the Plan, the Committee may also authorize the amendment of outstanding Award Agreements so long as any amendment would not adversely affect the rights of the Participant.

         The Committee has the sole and complete authority to grant to eligible participants ("Participants") one or more Incentives ("Incentives") consisting of Stock Options, Stock Appreciation Rights, and Stock Awards or a combination of any of these
Incentives.

         Stock Options may be granted in the form of Incentive Stock Options ("ISOs") which may qualify for special tax treatment or as Nonqualified Stock Options ("NQSOs"). Stock Options entitle the Optionee to purchase shares subject to the option at not less than 100% of fair market value at the date of grant during terms that may not exceed ten years.

         A Stock Appreciation Right is a right granted in connection with an Option that entitles the holder to settle all or part of the Option for a payment of the appreciation in the option in cash or in shares of common stock having a fair market value equal to the appreciation.

         Stock Awards generally provide for the grant of restricted stock with full vesting generally conditioned on continued employment during a specified period with or without additional conditions relating to the achievement of performance objectives. Shares subject to a Stock Award may be issued or transferred to a Key Employee when the Award is granted, or subsequently, as the Committee shall determine. If the Award provides for a subsequent issue, the Committee may provide for payment of amounts not exceeding the cash dividends which would have been payable had the shares been issued at the time of grant. Any amount payable in shares of Common Stock under an Award may be paid in cash equal to the Fair Market Value of the shares. A Stock Award may contain such terms and conditions as the Committee may determine with respect to transfer, payment or forfeiture of all or any part of the Stock Award, except that shares subject to Stock Awards must provide for restrictions on transfer and/or ownership that continue for a period of at least one year from the date of grant in the case of awards that are performance based and that continue for a period of three years from the date of grant in the case of Stock Awards that are not performance based. Each Stock Incentive will be evidenced by a written award agreement that will specify the terms and conditions of the Stock Incentive and any rules applicable thereto. The Committee has the sole discretion to determine the number or amount of shares, units, cash or other rights to be awarded to any participant; however, subject to adjustment, no Executive Officer of the Company may receive Incentives under the Plan in any calendar year that relate to more than fiftyenty-fifty thousand (50,000) shares of common stock. Upon a change in control (as defined in the Plan), and unless the Committee provides otherwise in the award agreement, vesting requirements, provisions for forfeiture and restrictions on transfer expire. Incentives are nontransferable unless the Award Agreement provides otherwise. No Incentives may be granted under the Plan after December 11, 2005.

Eligible Participants

         Under the Plan the Committee may only grant Stock Incentives to individuals who are or will be salaried, full-time employees who are deemed by the Committee as persons that will contribute significantly to the growth and successful operations of the Company ("Key Employees"). Stock Incentives may also be granted in substitution for stock incentives held by employees of other corporations who are about to become employees of the Company due to a merger or acquisition.

Amendments to the Plan

         At any time the Board may amend or terminate the Plan; provided that it may not amend the Plan without an affirmative vote of the stockholders with respect to any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Stock Incentives,
(ii) permits any person who is not determined to be a Key Employee to be granted a Stock Incentive, (iii) amends the provisions of paragraph (b) of Section 6 relating to price, (iv) amends Section 9 to extend the term of the Plan, or (v) amends the amendment provisions of the Plan.

New Plan Benefits and Participation

         A total of 90,000 shares of common stock are subject to outstanding stock options granted under the Plan. All of the options were granted on January 5, 1996, at exercise prices of $14 per share, which was the fair market value of the stock at the date of grant.
 The options are subject to shareholder approval of the plan and are otherwise exercisable in four equal annual installments commencing on the first anniversary of the date of grant. The options expire five years from the date of grant. An aggregate of 62,250 of the options are "Incentive Stock Options" under the Internal Revenue Code ("The Code"). For additional information as to such outstanding options see "EXECUTIVE COMPENSATION."

         Except for the options granted with respect to 90,000 shares, described in the preceeding paragraph, no benefits or amounts have been allocated under the Plan, nor are any such benefits or amounts now determinable and it is not possible to predict the number or identity of future key employees of the Company who may participate in the Plan, or except as set forth in the Plan, to describe the terms and restrictions that may be included in specific award agreements.

Discussion of Federal Income Tax Consequences

         Set forth below is a brief description of certain significant United Stated federal income tax consequences of the Plan, under existing law. References to the "Company" shall mean the Company or any subsidiary of the Company that employs the participating employee, as the case may be. In addition, the discussion applies primarily to participating employees who are citizens or resident aliens of the United States whose tax home or abode is in the United States.

         The discussion is based on the Code and applicable regulations thereunder in effect on the date hereof. Any subsequent changes in the Code or such regulations may affect the accuracy of this discussion. In addition, this discussion does not consider any state, local or foreign tax consequences or any circumstances that are unique to a particular participant that may affect the accuracy or applicability of this discussion.

         Incentive Stock Options

         No taxable income is recognized by the optionee upon the grant or exercise of an ISO that meets the requirements of Section 422 of the Code. However, the exercise of an ISO may result in alternative minimum tax liability for the optionee. If no disposition of shares issued to an optionee pursuant to the exercise of an ISO is made by the optionee within two years from the date of grant or within one year after the date of exercise, then, upon sale of the shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and no deduction will be allowed to the Company for federal income tax purposes.

         If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally the optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise over the exercise price of the underlying options (the "Appreciation"), and the Company will be entitled to deduct such amount. Any gain realized from the shares in excess of the amount taxed as ordinary income will be taxed as capital gain and will not be deductible by the Company.

         An ISO will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment, except in certain cases where the ISO is exercised after the death or permanent and total disability of the optionee. If an ISO is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified stock option ("NQSO").

         Nonqualified Stock Options

         No taxable income is recognized by the optionee at the time a NQSO is granted under the Plan. Generally, on the date of exercise of a NQSO, ordinary income is recognized by the optionee in the amount of the Appreciation and the Company receives a tax deduction for the same amount. Upon disposition of the shares acquired, an optionee generally recognizes the appreciation or depreciation on the shares after the date of exercise as either short-term or long-term capital gain or loss depending on how long the shares have been held.

         If the stock received upon exercise of an option or stock appreciation right is subject to a substantial risk of forfeiture, the income and deduction, if any, associated with such award may be deferred in accordance with the rules described below for restricted stock.

         Stock Appreciation Rights

         No income will be recognized by an optionee in connection with the grant of a stock appreciation right ("SAR"). When the SAR is exercised, the optionee will generally be required to include as taxable ordinary income in the year of such exercise an amount equal to the amount of cash received and the fair market value of any stock received. The Company will generally be entitled to a deduction equal to the amount includable as ordinary income by the optionee.

         Restricted Stock

         A recipient of restricted stock under a Stock Award generally will be subject to tax at ordinary income rates on the excess of the fair market value of the stock (measured at the time the stock is either transferable or is no longer subject to forfeiture) over the amount, if any, paid for such stock. However, a recipient who elects under Section 83(b) of the Code within 30 days of the date of issuance of the restricted stock to be taxed at the time of issuance of the restricted stock will recognize ordinary income on the date of issuance equal to the fair market value of the shares of restricted stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for the stock. If the shares subject to the election are forfeited, the recipient will be entitled to a capital loss for tax purposes only for the amount paid for the forfeited shares, not the amount recognized as ordinary income as a result of the Section 83(b) election. The holding period to determine whether the recipient has long-term or short-term capital gain or loss upon sale of shares begins when the forfeiture period expires (or upon issuance of the shares, if the recipient elected immediate recognition of income under Section 83(b) of the Code).

         Limitation on Company Deductions for Certain Compensation

         Under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a limitation on deductibility for the Company. This limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the chief executive officer of the Company or any one of the other four highest paid executive officers who are employed by the Company on the last day of the taxable year. However, certain "performance- based compensation," the material terms of which are disclosed to and approved by stockholders is not subject to this limitation on deductibility. The Company has structured the stock option and stock appreciation rights portions of the Plan with the intention that compensation resulting therefrom would be qualified performance-based compensation that would be deductible. To qualify, the Company is seeking stockholder approval of the Plan. However, incentives that may be issued under the Stock Awards feature of the plan may not necessarily satisfy the definition of performance based compensation as defined by the Code unless the granting or vesting of incentives are based upon performance goals that have been approved by a further stockholder vote.

         Change in Control

         Under certain circumstances, accelerated vesting or exercise of options or SARs, or the accelerated lapse of restrictions on restricted stock, in connection with a "change in control" of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of
Section 280G of the Code. To the extent it is so considered, the optionee or grantee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

Approval

         Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of common stock and a majority of the shares of Preferred Stock represented at the meeting. Broker non-votes will not be treated as shares present or represented and entitled to vote at the Annual Meeting. The board of Directors believes that the approval of this Plan is in the best interests of the Company since it will facilitate the Company's attraction, motivation and retention of key employees.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE  FOR  APPROVAL OF THE
PLAN.

                                  PROPOSAL 3

                         PROPOSED 1996 STOCK OPTION PLAN

                             FOR OUTSIDE DIRECTORS


Proposal

         The Board of Directors recommends a vote FOR the following resolution which will be presented at the meeting:

                  RESOLVED that the Midwest Grain Products, Inc. 1996
             Stock Option Plan for Outside Directors as set forth in Exhibit B to the Midwest Grain Products, Inc. Notice of 1996 Annual Meeting of Stockholders and Proxy Statement dated September 19, 1996, is hereby approved.


General

         The Board of Directors is submitting to the stockholders for approval the Midwest Grain Products, Inc. 1996 Stock Option Plan for Outside Directors (the "Plan"). The Plan was adopted by the Board on January 5, 1996, but will not become effective until approved by the Stockholders.

         The Plan is intended to promote the long-term success of the Company by enhancing the long-term mutuality of interests between the non-employee directors of the Company ("Outside Directors") and the stockholders of the Company and to enhance the Company's ability to attract and to retain highly qualified persons to serve as directors of the Company.

         The current Outside Directors are those whose biographies appear under Election of Directors other than Messrs. Seaberg and Schrick.

Material Features of the Plan

         The following brief description of the material features of the Plan is qualified in its entirety by reference to the full text of the attached copy of the Plan.

         The Plan provides that on the first business day following each annual meeting of Stockholders, beginning with the 1996 Annual Meeting, each Outside Director shall be granted a Nonqualified Stock Option to purchase 1,000 shares of the Company's Common Stock at a price equal to Fair Market Value on that date. Options become exerciseable on the 184th day following the date of grant and expire on the sooner of (a) five years from the date of grant, (b) three years following termination of the Director's office due to retirement following age 70, (c) one year following termination of the Director's office due to death or (c) 90 days following the date of the termination of the Director's term of office for any other reason.

         Subject to adjustments in the case of a merger, reorganization or certain similar kinds of transactions specified in the Plan, the aggregate number of shares of Stock that may be purchased under options granted under the Plan may not exceed 10,000 shares as to any Outside Director nor 90,000 shares in the aggregate. In addition, if any shares are not issued or cease to be issuable or transferable under an Option, the shares will no longer be charged against the 90,000 share limitation and may again be made subject to Stock Options; and, only the net additional shares issued upon the exercise of a stock option through the delivery or withholding of shares of Common Stock in payment of the exercise price or withholding taxes will be counted against the number of shares which are authorized for issuance under the 90,000 share limitation.

         The Board may amend, alter, modify or discontinue the Plan at any time, provided that the Board may not amend or alter the provisions of the Plan without the approval of the stockholders if the amendment would materially increase the number of securities that may be issued under the Plan.

         The Plan will be administered by the Human Resources Committee of the Board of Directors ("the Committee"). That Committee will have full power and authority to construe and administer the Plan.

         Except as otherwise provided in the option agreement, rights under the Plan may not be transferred, assigned, pledged or hypothecated other than by will or the laws of descent and distribution.

New Plan Benefits and Participation

         Although the Plan provides for the allocation of annual options to purchase 1,000 shares of the Company's Common Stock, no such benefits or amounts have been allocated and will not be allocated unless the Plan is approved by the Stockholders. Since the value of such options is dependent upon the future market price of the Common Stock at the time of grant, the amount of benefits to be derived by Outside Directors under the Plan is not now determinable.

Amendments to the Plan

         The Board may amend, alter, modify or discontinue the Plan at any time, provided that the Board may not amend or alter the provisions of the Plan without the approval of the stockholders if the amendment would materially increase the number of securities that may be issued under the Plan.

Discussion of Federal Income Tax Consequences

         Set forth below is a brief description of certain significant United Stated federal income tax consequences of the Plan, under existing law. The discussion is based on the Code and applicable regulations thereunder in effect on the date hereof. Any subsequent changes in the Code or such regulations may affect the accuracy of this discussion. In addition, this discussion does not consider any state, local or foreign tax consequences or any circumstances that are unique to a particular participant that may affect the accuracy or applicability of this discussion.

         The Plan provides only for the grant of Nonqualified Stock Options. Accordingly, no taxable income will be recognized by an Outside Director at the time of annual grants of NQSOs under the Plan. Generally, on the date of exercise of a NQSO, ordinary income will be recognized by the Director in the amount of any appreciation on the option and the Company will receive a tax deduction for the same amount. Upon disposition of the shares acquired, the Director will recognize the appreciation or depreciation on the shares after the date of exercise as either short-term or long-term capital gain or loss depending on how long the shares have been held.

Approval

         Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of common stock represented at the meeting. Broker non-votes will not be treated as shares present or represented and entitled to vote at the Annual Meeting. The board of Directors believes that the approval of this Plan is in the best interests of the Company since it will encourage close identity of interests between shareholders and directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE  FOR  APPROVAL OF THE
PLAN.

                                  OTHER MATTERS

         At this time the Company has no knowledge of any matters to come before the meeting for action by the stockholders other than the election of directors. However, if any other matters come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in their best judgment.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth information concerning compensation for each of the years ending June 30, 1994, 1995 and 1996 awarded to, earned by, or paid to the five most highly compensated executive officers of the Company for services rendered in each of those years:


                           SUMMARY COMPENSATION TABLE

                                                        Long-Term
                                                      Compensation
                            Annual Compensation           Awards
                         --------------------------- --------------
                                             Other      Securities
                                            Annual      Underlying   All Other
    Name and              Salary   Bonus  Compensation   Options   Compensation
Principal Position   Year ($)(1)   ($)(1)   ($)(2)         (#)        ($)(2)
- ------------------   ---- ------   -----  ------------ ----------- ------------

Laidacker M. Seaberg
 President and Chief 1996 225,226   ---       ---         24,000        ---
 Executive Officer   1995 278,300  24,484     ---           ---       13,513
                     1994 253,000 135,572     ---           ---       40,055
Randy M. Schrick
 Vice President of   1996 118,812   ---       ---         12,000        ---
 Operations          1995 127,000   6,052     ---           ---       11,990
                     1994 118,000  65,930     ---           ---       18,817
Robert G. Booe
 Vice President-
 Administration,     1996 118,812   ---       ---         12,000        ---
 Controller, and     1995 127,000   6,052     ---           ---       11,990
 Chief Financial     1994 116,000  70,493     ---           ---       19,235
 Officer

Sukh Bassi, Ph.D.
 Vice President-
 Wheat Gluten
 Marketing and       1996 104,785   ---       ---          7,000        ---
 Research            1995 112,000   5,337     ---           ---       10,567
 and Development     1994 105,000  62,171     ---           ---       16,953

Tony J. Petricola
 Vice President-
 Engineering          1996 105,314   ---       ---          7,000      ---
                     1995 111,939   4,518     ---           ---       10,508
                     1994 111,708  35,082     ---           ---       13,344

- -----------------
(1) Includes amounts contributed by the Company to the Company's Executive Stock Bonus Plan for the account of the executive as well as cash bonuses. No amounts were contributed to any of the named Executive Officers for 1996.

(2) Consists of the amount of the Company's contributions to the Company's Employee Stock Ownership Plans allocated to the accounts of each executive officer for the years indicated.

Stock Options

         The following table contains information concerning the grant of stock options under the Company's Stock Incentive Plan of 1996 to the Named Executive Officers. The grants will not become effective unless the Plan is approved by the Stockholders at the annual meeting. See "PROPOSAL 2 Proposed Stock Incentive Plan of 1996."


                            OPTION GRANTS IN 1996


                         Individual Grants
                       ---------------------------------------
                                                                   Potential
                                                               Realizable Value
                      Number of  % of Total                       at Assumed
                      Securities  Options                       Annual Rates of
                      Underlying Granted to                       Stock Price
                      Options    Employees  Exercise           Appreciation for
                      Granted    in Fiscal   Price   Expiration  Option Term
                                                                ---------------
         Name         (#) (1)      Year      ($/Sh)     Date    5% ($)  10% ($)
         ----         -------    ---------  -------- ---------- ------  -------

Laidacker M. Seaberg   24,000      26.7      14.00     1/5/01  $92,640 $204,960
Randy M. Schrick       12,000      13.4      14.00     1/5/01   46,320  102,480
Robert G. Booe         12,000      13.4      14.00     1/5/01   46,320  102,480
Sukh Bassi, Ph.D.       7,000       7.7      14.00     1/5/01   27,020   59,780
Tony J. Petricola       7,000       7.7      14.00     1/5/01   27,020   59,780



Option Exercises and Year End Holdings

         The following table provides information, with respect to the Named Executive Officers, concerning the exercise of options during the fiscal year ended June 30, 1996, and unexercised options held as of the end of fiscal 1996:

                    AGGREGATED OPTION EXERCISES IN FISCAL 1996
                             AND FY-END OPTION VALUES

                                                     Number of
                                                    Securities    Value of
                                                    Underlying   Unexercised
                                                    Unexercised  In-the-Money
                                                    Options at   Options at
                                                     FY-End (#)   FY-End ($)
                 Shares Acquired  Value Realized   Exercisable/  Exercisable/
      Name       on Exercise(#)        ($)       Unexercisable Unexercisable (1)
- ---------------  ---------------  -------------- ------------- ----------------

Laidacker M. Seaberg  ---              ---        ---/24,000         ---
Randy M. Schrick      ---              ---        ---/12,000         ---
Robert G. Booe        ---              ---        ---/12,000         ---
Sukh Bassi, Ph.D.     ---              ---        ---/ 7,000         ---
Tony J. Petricola     ---              ---        ---/ 7,000         ---

Performance of the Company's Common Stock

         The following performance graph compares the performance of the Company's Common Stock during the period beginning June 30, 1991 and ending June 30, 1996, to the Center for Research in Security Prices of the University of Chicago School of Business ("CRSP") index for the NASDAQ Stock Market (the "NASDAQ COMPOSITE" index consisting of US companies) and a peer group CRSP index consisting of 117 NASDAQ stocks of US processors of food and kindred products having SIC codes between 2000 - 2099 (the "NASDAQ Food" index) for the same period. The graph assumes a $100 investment in the Company's Common Stock and in each of the indexes at the beginning of the period and a reinvestment of dividends paid on such investments throughout the period.


                             VALUE OF $100 INVESTMENTS
                 ASSUMING REINVESTMENT OF DIVIDENDS AT JUNE 30, 1991
                           AND AT EACH SUBSEQUENT JUNE 30


                    [Performance Graph Omitted.  Chart shown below
                           Describes information in Graph]


- -------------------------------------------------------------------------------
            1991        1992        1993        1994        1995        1996
- -------------------------------------------------------------------------------
MWGP        $100        $125        $139        $198        $105         $74
- -------------------------------------------------------------------------------
NASDA       $100        $120        $151        $153        $204        $261
- -------------------------------------------------------------------------------
NASDA       $100         $97        $106        $106        $114        $117
- -------------------------------------------------------------------------------

Report of the Human Resources Committee

         Human Resources Committee Interlocks and Insider Participation. Executive compensation is based primarily upon recommendations made to the Board of Directors by the Company's Human Resources Committee (the "Committee"). The Committee for the year ended June 30, 1996 consisted of Michael J. Braude (Chairman), Tom MacLeod, and Eleanor B. Schwartz. The Present Committee consists of F.D. "Fran" Jabara (Chairman), Richard J. Bruggen and Robert J. Reintjes. All of the members of the Committee are non-employee directors of the Company. The Committee recommends to the Board of Directors compensation and compensation plans for officers who are paid in excess of $60,000 per annum. The recommendations are acted upon by the full board which includes Messrs. Seaberg and Schrick, who are two of the five highest paid officers of the Company.

         This report is provided by the Committee to assist stockholders in understanding the Committee's philosophy in establishing the compensation of the Chief Executive Officer and all other Executive Officers of the Company for the year ended June 30, 1996 ("the Year").

         Compensation Philosophy. Historically, executive compensation has been designed to link rewards with business results and stockholder returns consistent with (a) the executive's level of responsibility, (b) compensation paid to the executive in the prior year, (c ) the Company's performance for the Year and the prior year, (d) the executive's individual performance for the Year and the prior year, (e) salary levels for executives in comparable positions in comparable enterprises, (f) inflation and (g) a variety of other factors. The components of Executive Compensation which reflect this philosophy consist of
(i) annual base salary,  (ii) annual cash bonuses,  (iii) annual stock  bonuses,
(iv) stock options and (v) equity based retirement compensation which is reflected in the Company's Employee Stock Ownership Plan. In formulating its compensation recommendations the Committee considers information and recommendations provided by management and by Hay Management Consultants, a nationally known and recognized firm of management consultants.

         Base Salary. The past practice of the Committee has been to establish base salaries of all executives prior to the beginning of the Year based on the various factors described in the preceding paragraph. However, due to severely adverse economic conditions which had significant negative impacts on the Company's earnings and cash flows, the Committee reduced base salaries for all executive officers significantly during the first quarter of the fiscal year. In January a portion of the reductions were restored and by the end of the year the rates of base pay were returned to levels in effect at the beginning of the prior year.

         Annual Cash Bonuses. Annual cash bonuses are paid primarily pursuant to a Cash Bonus Plan that has been utilized for the past several years. Under the plan each executive, along with all other nonunion personnel, become entitled to cash bonuses, payable semiannually, of up to 25% of each employee's base salary. Due to the adverse economic situations which prevailed in 1996 no cash bonuses were paid to any Executive Officer for the year.

         The Committee has also authorized a $50,000 bonus pool that may be paid at the discretion of the Chief Executive Officer to reward superior performance during the Year by any employee of the Company other than the CEO. No awards were made from the bonus pool during the Year.

         Executive Stock Bonus Plan. Historically, the Company has made shares of the Company's Common Stock available to key executive and managerial employees on favorable terms in order to encourage stock ownership at those management levels. The Company's Executive Stock Bonus Plan has been the vehicle designed to achieve this objective since 1989. Under the plan key executives and managerial employees are selected at the end of the year by the Committee to receive stock bonuses based primarily upon recommendations received by the Committee from Company management after an assessment of each participant's individual performance for the Year and based upon the amount of stock previously acquired by the participant from the Company under such plans in prior years. Under the Plan, the aggregate amount contributed by the Company for the purchase of stock under the Plan may not exceed 5% of the Company's consolidated pretax income for the year. Due to the reduced profitability of the Company for the Year, the Committee elected not to implement the Executive Stock Bonus Plan for any employees in Fiscal 1996. The Committee also decided in 1996 to exclude participation by Senior Executives in the plan in the future due to their inclusion in the newly adopted Stock Incentive Plan of 1996, as discussed below.

         Stock Incentive Plan of 1996. In January, 1996, the Board of Directors, upon recommendation of the Committee, adopted the Stock Incentive Plan of 1996, subject to subsequent approval of the stockholders at the Annual Meeting. The Board and the Committee took this action due to a recognized need to provide medium term incentives for the retention and motivation of Senior Executives consistent with current needs to conserve cash. Concurrent with that action the Committee granted options to nine Senior Executives to purchase a total of 90,000 shares of the Company's common stock at a price of $14 per share during terms that expire on January 5, 2001. At the same time the Committee declared its intent to exclude these optionees from participation in the Executive Stock Bonus plan.

         Employee Stock Ownership Plan. The final component of executive compensation consists of participation in the Company's employee stock ownership plans, which are available to all union and nonunion employees. Amounts contributed by the Company are invested in shares of the Company's Common Stock. Shares purchased are allocated to participant accounts in proportion to the participant's eligible compensation (as defined). Generally, accounts are distributed to participants who have completed at least ten years of service upon death, permanent disability or retirement. The amount of the Company's contribution to the nonunion ESOP's is determined by the Board each year based upon the recommendation of the Committee. The Committee bases its recommendation primarily upon Company performance for the Year. Due to the Company's reduced profitability, the Committee elected to provide no contributions to the nonunion ESOP for Fiscal 1996. In fiscal 1995, the Company contributed an amount equal to 9% of eligible compensation.

         Reduced Compensation Expense for the Year. Due to various measures taken by the Committee and the Company, compensation expense for fiscal 1996 was approximately $ 1.8 million less than compensation expense for fiscal 1995, while the 1995 compensation expense was approximately $2.0 million less than that for fiscal 1994.

         Compensation of the Chief Executive Officer for 1996. All of the components of the 1996 compensation of the Chief Executive Officer were determined in accordance with the criteria described above for other Senior Executives.

         This report is being made over the names of Michael Braude, Tom MacLeod and Eleanor B. Schwartz, who were the members of the Committee which passed on Executive Compensation for the Year.


                             PRINCIPAL STOCKHOLDERS


         The following table sets forth as of July 1, 1996, the number of shares beneficially owned and the percentage of ownership of the Company's Preferred Stock and Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of either class of the Company's capital stock outstanding, (ii) each director of the Company, and (iii) all directors and officers of the Company as a group.


                                          Shares Beneficially Owned (a)
                                          -----------------------------
      Stockholder                      Common Stock          Preferred Stock
      -----------                      ------------          ---------------
                                     No. of Shares   %      No. of Shares    %
                                     -------------   -      -------------    -
Richard J. Bruggen.................      8,496     .09
Michael Braude.....................      2,892     .03
Robert G. Booe (b)(c)..............    983,176   10.07
Brian Cahill (b)...................    919,099    9.41
Cloud L. Cray, Jr. (b)(d)(e).......  2,317,974   23.74            333      76.2
Richard B. Cray (d)(f).............    193,639    2.00            334      76.4
F. D. "Fran". Jabara...............      1,375     .01
Dave Rindom (b)....................    908,755    9.31
Tom MacLeod........................      6,894     .07
Robert J. Reintjes (g).............     16,193     .17
Randy M. Schrick (b)(h)............    934,831    9.57
Laidacker M. Seaberg (b)(d)(I).....  1,510,821   15.47            383      87.6
Eleanor B. Schwartz................        866     .01
Cray Family Trust (d)..............                               333      76.2
Trustees of the
 Company's ESOPs...................    908,173    9.30
All Officers and Directors
  as a Group of 18(j).............   4,124,075   42.23            384      87.9
- ----------------------
                                      20

(a) For the purposes of the table, a person is deemed to be a beneficial owner of shares if the person has or shares the power to vote or to dispose of them. Except as otherwise indicated in the table or the footnotes below, each person had sole voting and investment power over the shares listed in the beneficial ownership table and all stockholders shown in the table as having beneficial ownership of 5% or more of either of the classes of stock had business addresses at 1300 Main Street, Atchison, Kansas 66002, as of June 30, 1996. Stockholders disclaim beneficial ownership in the shares described in the footnotes as being "held by" or "held for the benefit of" other persons.

(b) The Company's Employee Stock Ownership Plans (ESOPs) hold for the benefit of participants 908,173 shares of Common Stock, all of which are attributed in the table to each of the five trustees, who are the same for each Plan. The trustees are obligated to vote the shares which are allocated to participants in accordance with instructions given by such participants (all of the 908,173 were allocated at July 1, 1996). Unallocated shares are voted by the trustees. The trustees, and the number of shares allocated to their accounts are as follows: Mr. Seaberg (63,665 shares); Mr. Booe (37,198 shares); Mr. Cahill (7,487 shares); Mr. Rindom (4,832 shares); and Mr. Schrick (18,208 shares). A total of 208,044 shares are allocated to the accounts of all other officers and directors.

(c)      Includes 45,000 shares held by Mr. Booe's wife.

(d) The Cray Family Trust holds 333 shares of Preferred Stock which are attributed in the table to the trustees, who share the power to vote and dispose of such shares. The trustees are Mr. Cray, Jr., Mr. Seaberg and Mr. Richard B. Cray.

(e) Includes 137,944 shares of Common Stock held by the Cray Medical Research Foundation with respect to which Mr. Cray, Jr. is a director and 570,765shares of Common Stock held by other family trusts with respect to which Mr. Cray, Jr. or his spouse is a trustee, and 50,000 shares held by the Cloud L. Cray Foundation.

(f) Includes 333 shares of Preferred Stock held by the Cray Family Trust and 50,000 shares of Common Stock held by a foundation with respect to which Mr. Richard B. Cray is a Trustee.

(g)       All but 2,853 of the shares are held by members of Mr.
          Reintjes' family.

(h)       Includes 9,025 shares held by members of Mr. Schrick's family.

(i) Includes 207,161 shares held by Mr. Seaberg's wife and other family trusts with respect to which Mr. Seaberg or his wife is a trustee or a custodian.

(j) Includes shares discussed under notes (a) through (i) as well as shares held by members of the families of officers not listed in the table.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has selected the firm of Baird, Kurtz & Dobson as independent certified public accountants to audit the books, records and accounts of the Company for 1996. The selection was made upon the recommendation of the Audit Committee, which consists of Mr. Braude, Chairman, and Messrs. Bruggen, MacLeod, Jr., Jabara and Reintjes and Ms. Schwartz. Baird, Kurtz & Dobson has audited the Company's books annually since 1958.

      Representatives   of  Baird,  Kurtz  &  Dobson  will  be  present  at  the
stockholders meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions.

                             PROXY SOLICITATIONS

      The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokers, banks or other persons for reasonable expenses in sending proxy material to beneficial owners. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation therefor.

      Stockholders who intend to present proposals for inclusion in the Company's Proxy Statement for the next Annual Meeting of Stockholders on October 9, 1997, must forward them to the Company at 1300 Main Street, Box 130, Atchison, Kansas 66002, Attention: Robert G. Booe, Chief Financial Officer, so that they are received on or before May 1, 1997.



                                           By Order of the Board of Directors



                                           Laidacker M. Seaberg
                                           President and Chief Executive Officer

September 19, 1996

                                                                  Exhibit A


















                           MIDWEST GRAIN PRODUCTS, INC.

                           STOCK INCENTIVE PLAN OF 1996

                               TABLE OF CONTENTS




      Section                                                         Page
      -------                                                         ----
1.    Purposes..................................................        1

2.    Definitions...............................................        1

3.    Grants of Stock Incentives................................        3

4.    Stock Subject to the Plan.................................        4

5.    Stock Awards..............................................        5

6.    Stock Options.............................................        5

7.    Stock Appreciation Rights.................................        8

8.    Adjustment Provisions.....................................        9

9.    Term......................................................        9

10. Administration..............................................       10

11. General Provisions..........................................       11

12. Amendment or Discontinuance of Plan.........................       12

13. Change In Control...........................................       13

14. Effective Date..............................................       13


                    Approved by Board of Directors, subject to Stockholder Approval: January 5, 1996.

                    Approved by Stockholders: October _, 1996.

                    Effective Date:  January 5, 1996.

                          MIDWEST GRAIN PRODUCTS, INC.
                          STOCK INCENTIVE PLAN OF 1996


         1.  PURPOSES

                  The purposes of the Plan are (a) to provide additional incentive for Key Employees of the Company and its Subsidiaries by authorizing a Committee of the Board of Directors to grant stock incentives to such Key Employees, thereby furthering their identity of interest with the interests of the Company's shareholders, and increasing their interest in and commitment to the future growth and prosperity of the Company; and (b) to enable the Company to induce the employment and continued employment of Key Employees and to compete with other organizations in attracting and retaining the services of highly-qualified personnel.

         2.  DEFINITIONS

                  Unless otherwise required by the context, the following terms, when used in the Plan, shall have the meanings set forth in this Section 2.

                  Board of Directors or Board: The Board of Directors of the Company.

                  Change in Control: A Change in Control shall be deemed to have occurred upon

                        (i) the acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, (excluding, for this purpose, the Company or its subsidiaries, any employee benefit plan of the Company or its subsidiaries, trustees of the Cray Family Trust, or any person who acquires Common or Preferred Stock from Cloud L. Cray, Jr. or from any trust controlled by or for the benefit of Cloud
L. Cray, Jr. prior to or as a result of his death) of beneficial ownership, (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of at least 30% of the then outstanding shares of Common Stock and 50% of the then outstanding shares of Preferred Stock or 30% of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

                        (ii) approval by the stockholders of the Company of a reorganization, merger, consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own collectively as a group more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

              If any of the events enumerated in clauses (i) or (ii) occur, the Board shall determine the effective date of the Change in Control resulting therefrom, for purposes of the Plan.

              The Code: The Internal Revenue Code of 1986 as now or hereafter amended.

              Committee: A committee of the Board of Directors of the Company as provided in Section 10(a) of the Plan.

              Common Stock: The Common Stock of the Company, no par value, or such other class of shares or other securities as may be subject to the Plan as the result of an adjustment made pursuant to the provisions of Section 8.

              Company:  Midwest Grain Products, Inc., a Kansas corporation.

              Fair Market Value of a Share of Common Stock: The fair market value of a share of Common Stock on the date as of which fair market value is to be determined shall be: (a) if the Common Stock is reported on the NASDAQ National Market System of the National Association of Securities Dealers, Inc., the last reported sales price of a share of Common Stock as reported by NASDAQ; or (b) if the Common Stock is listed on an established securities exchange or exchanges, the highest reported closing price of a share of Common Stock on such exchange or exchanges. The fair market value of the Common Stock if not so reported or listed and the fair market value of any other property on the date as of which fair market value is to be determined shall mean the fair market value as determined by the Committee in its sole discretion.

              Incentive Compensation: Bonuses, extra and other compensation payable in addition to a salary or other base amount, whether contingent or not, whether discretionary or required to be paid pursuant to an agreement, resolution, arrangement, plan or practice, and whether payable currently or on a deferred basis, in cash, Common Stock or other property.

              Incentive Stock Option: A stock option granted hereunder which satisfies the conditions of Section 6 of the Plan, and the requirements of
Section 422 of the Code.

              Key Employee: A salaried, full-time employee of the Company or of a Subsidiary, including an officer or director who is an employee, who in the opinion of the Committee can contribute significantly to the growth and successful operations of the Company or a Subsidiary. The determination by the Committee that a Stock Incentive be granted to an employee shall be deemed a determination by the Committee that such employee is a Key Employee.

              Mature Stock: shall mean shares of Common Stock which have been obtained through the exercise of an option under this Plan or any other plan of the Company, which are delivered to the Company in order to exercise an Option and which have been held continuously by an Optionee for six months or more.

              Option: An option to purchase shares of Common Stock or, where the context so requires, the instrument which evidences such an option as provided in paragraph (c) of Section 3 of the Plan.

              Plan: The Stock Incentive Plan of 1996 herein set forth as the same may from time to time be amended.

              Restricted Shares: Shares of Common Stock issued or transferred subject to terms and conditions with respect to payment or forfeiture as authorized by Section 5.

              Stock Appreciation Right: A right to receive a number of shares of Common Stock, cash, or a combination of the two based on the increase in the Fair Market Value of shares of Common Stock subject to an Option, as set forth in Section 7 of the Plan.

              Stock Award: An issuance or transfer of shares of Common Stock at the time a Stock Incentive is granted or as soon thereafter as practicable, or an undertaking to issue or transfer such shares in the future, including, without limitation, such an issuance, transfer or undertaking with respect to a Stock Incentive that is contingent, in whole or in part, upon the attainment of a specified objective or objectives.

              Stock Incentive: A stock incentive granted under the Plan in one of the forms authorized in Section 3.

              Subsidiary:   A   corporation   or  other  form  of   business
association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Company.

         3.  GRANTS OF STOCK INCENTIVES.

           (a) Eligibility. Subject to the provisions of the Plan, the Committee may at any time grant Stock Incentives under the Plan to, and only to, Key Employees who are not members of the Committee; provided that Incentive Stock Options may only be granted to a key employee who is an employee of the Company or of a subsidiary which is a corporation.

           (b) Types of Stock Incentives. Stock Incentives may be granted in the following forms:

               (i)  Stock Award, in accordance with Section 5, or

              (ii)  a Stock Option, in accordance with Section 6, or

             (iii)  a Stock Appreciation Right, in accordance with Section 7, or

             (iv)   a combination of any of the foregoing.

           (c) Evidence of Grant. Each Stock Incentive shall be evidenced by a written instrument in a form prescribed by the Committee, which instrument shall be consistent with the Plan, shall incorporate the Plan by reference, and shall be signed on behalf of the Company by a person authorized by the Committee. Any such instrument may contain such additional provisions consistent with the Plan as the Committee may deem advisable.

           (d) Amendments. The Committee may from time to time authorize the amendment of outstanding stock incentives so long as such amendments are consistent with the Plan, as amended. Without limiting the foregoing such amendments may, in the case of any outstanding stock option not immediately exercisable in full, accelerate the time in which the option may be exercised by the removal or modification of installments imposed in the initial grant of such option pursuant to Section 6(d). Any amendment shall be evidenced by a written instrument in a form prescribed by the Committee, which instrument shall be consistent with the Plan, and shall be signed on behalf of the Company by a person authorized by the Committee. Any such amendment may contain such additional provisions consistent with the Plan, as amended, as the Committee may deem advisable.

         4.  STOCK SUBJECT TO THE PLAN.

           (a) Number of Shares.  Subject to the  provisions of paragraph
(c) of this Section 4 and of Section 8, the aggregate number of shares of Common Stock which may be issued or transferred pursuant to Stock Incentives granted under the Plan shall not exceed four hundred and fifty thousand (450,000) shares of Common Stock.

           (b)  Source  of  Shares.   Subject  to  the   requirements  of
applicable Kansas law, authorized but unissued shares of Common Stock and shares of Common Stock held in the treasury, whether acquired by the Company specifically for use under the Plan or otherwise, may be used, as the Board of Directors may from time to time determine, for purposes of the Plan; provided, however, that any shares acquired or held by the Company for the purposes of the Plan shall, unless and until transferred to a Key Employee in accordance with the terms and conditions of a Stock Incentive, be and at all times remain treasury shares of the Company, available for any corporate purpose, irrespective of whether such shares are entered in a special account for purposes of the Plan.

           (c) Charges Against Plan Limit. If any shares of Common Stock subject to a Stock Incentive shall not be issued or transferred or shall cease to be issuable or transferable under such Stock Incentive, or if any such shares shall, after issuance or transfer, be reacquired by the Company or Subsidiary because of an employee's failure to comply with or meet the terms and conditions of a Stock Incentive, such shares shall no longer be charged against the limitation provided for in paragraph (a) of this Section 4 and may again be made subject to Stock Incentives; and, only the net additional shares issued upon the exercise of a stock incentive through the delivery or withholding of shares of Common Stock in payment of the exercise price or withholding taxes shall be counted against the number of shares which are authorized for issuance under
Section 3(a). The limitation provided for in paragraph (a) of this Section 4, shall also be increased by the number of shares subject to any Substitute Stock Options granted under Section 6(j). Notwithstanding the foregoing, shares shall be deemed to have been issued pursuant to an Option or Stock Award and shall be charged against the limitation provided for in paragraph (a) of this
Section 4, whether actually delivered, to the extent of the number of shares covered by that portion of the related option or award granted under the Plan which is settled by the exercise of a Stock Appreciation Right or by a cash payment under a Stock Award.

           (d)  Certain   Limitations  on  Grants.   Notwithstanding  any
provision  herein to the  contrary,  and  subject to  adjustment  as provided in
Section 8, no Executive Officer of the Company may receive Stock Incentives under the Plan in any calendar year that relate to more than fifty thousand

(50,000) shares of Common Stock. In addition, and subject to other provisions of the plan permitting the expiration of restrictions under certain circumstances, no Stock Award shall be granted under Section 5 unless the shares subject to the Award (other than shares purchased for cash at fair market value on date of purchase under a related Stock Purchase Right) are subject to restrictions on transfer and/or ownership specified by the Committee and the restrictions continue for a period of one year from the date of grant in the case of Awards that are performance based and continue for a period of three years from the date of grant in the case of Awards that are not performance based.

         5.  STOCK AWARDS

                  Stock Incentives in the form of Stock Awards shall be subject to the following provisions:

           (a) Consideration. A Stock Award shall be granted only in payment of (i) Incentive Compensation that has been earned, (ii) as Incentive Compensation to be earned, or (iii) a combination of (i) and (ii).

           (b) General. Shares of Common Stock subject to a Stock Award may be issued or transferred to a Key Employee at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine. With respect to a Stock Award providing for issuance or transfer of shares subsequent to the time it is granted, the Committee may provide for payment to the grantee of amounts not exceeding the cash dividends which would have been payable in respect of such shares (as adjusted under Section 8 of the Plan) if they had been issued or transferred at the time the Stock Award was granted. Such payments may be made in cash, shares of Common Stock or a combination of cash and shares. Such payments may be made at the time the shares are issued or transferred, or at the time or times the cash dividends would have been payable if the shares had been issued or transferred at the time the Stock Award was granted. Any amount payable in shares of Common Stock under the terms of the Stock Award may be paid in cash on each date on which delivery of shares would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares which would otherwise have been delivered.

           (c) Restrictions on Transfer, Forfeiture. A Stock Award may contain such terms and conditions as the Committee may determine with respect to transfer, payment or forfeiture of all or any part of the Stock Award.

           (d) Other Terms. A Stock Award may be subject to such other terms and conditions, including, without limitation, restrictions on sale or other disposition of the Stock Award or of the shares issued or transferred pursuant to the Stock Award, as the Committee may determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the recipient shall, with respect to such shares, be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder except to the extent otherwise provided in the Stock Award.

         6.  STOCK OPTIONS

                  Stock Incentives granted under the Plan in the form of Stock Options shall be subject to the following provisions:

           (a) Date of Grant. The "Date of Grant" of an Option shall be the date the action of the Committee providing for the grant of the Option is taken, or such later date as the Committee may provide.

           (b) Option Price. The price at which shares of Common Stock may be purchased under an Option (the "Option Price") shall be specified in the Option and shall be not less than 100% of the Fair Market Value of such stock on the Date of Grant of the Option. In the case of options other than incentive stock options, the Committee may grant options at a price equal to such percentage of the Fair Market Value of the stock on the date of grant as the Committee may specify, provided that in no case shall the price be less than 100% of such Fair Market Value.

           (c) Term of Option. An Option shall be exercisable only during a term (the "Term of the Option" or "Term") commencing not sooner than six months and one day after the Date of Grant of the Option and ending (unless the Option shall have terminated earlier under other provisions of the Plan) on a date fixed by the Committee and stated in the Option, which date shall be an anniversary of the Date of Grant of the Option and shall not be later than the tenth anniversary. If an Option is granted for an original Term of less than ten years, the Committee may, at any time prior to the expiration of the Option, extend its Term for a period ending not later than the tenth anniversary of the Date of Grant of the Option.

           (d) Installments. An Option may provide that it shall be exercisable in full or in part at any time during the Term of the Option, or that it shall be exercisable in a specified series of installments. Unless otherwise provided in the Option, installments or portions thereof not exercised in earlier periods shall be cumulative and shall be available for exercise in later periods. The Committee may, by so providing in an Option, require any partial exercise thereof to be with respect to a specified minimum number of shares.

           (e)   Termination  of  Employment   other  than  by  Death  or
Retirement. If an optionee shall cease, for a reason other than his death or retirement, to be employed by the Company or Subsidiary, the Option shall terminate ninety (90) days after the cessation of employment if the option is an Incentive Stock Option and not later than one year after the cessation of employment with respect to other options, unless the Incentive or other option terminates earlier by its terms or under other provisions of the Plan. Until the Option terminates it may be exercised by the optionee, his estate or legal representatives for all or a portion of the shares as to which the right of purchase had accrued under the Plan at the time of cessation of employment, subject to all applicable conditions and restrictions provided in the Plan and the Option. In no event shall an Option be exercisable later than the date of expiration of the Term of the Option, and in no event shall an Option be exercisable for any shares as to which the right of purchase had not accrued at the time of cessation of employment. Employment for the purposes of this paragraph shall mean continuous full-time salaried employment. Vacations, sick leaves and any approved absence on leave shall not constitute a termination of employment or an interruption of continuous full-time salaried employment.

           (f) Retirement. If an optionee shall retire, the Option shall terminate on the third anniversary of such retirement, unless it terminates earlier by its terms or under other provisions of the Plan. Until the Option terminates it may be exercised by the optionee, his estate or legal representatives for all or a portion of the shares as to which the right of purchase had accrued as of the date of such exercise, subject to all applicable conditions and restrictions provided in the Plan and the Option. In no event shall an Option be exercisable later than the date of expiration of the Term of the Option, and in no event shall an Option be exercisable for any shares as to which the right of purchase had not accrued at the time of exercise.
"Retirement" for purposes of paragraph 6(e) and (f) shall be defined by the Committee with respect to age, service, and other requirements. Notwithstanding the foregoing, if the option is an Incentive Stock Option, it may be exercised as an incentive stock option by the retired optionee or his estate not later than the day three months after the date of termination of his employment and by his estate not later than the first anniversary of such termination of employment if the optionee's death occurred prior to the day three months after the termination of employment.

           (g) Death. If an optionee shall die while in the employ of the Company or a Subsidiary and if the Option was in effect at the time of his death (whether or not its terms had then commenced), the Option may, until the expiration of one year from the date of death of the optionee or until the earlier expiration of the Term of the Option, be exercised as and to the extent it could have been exercised by the optionee had he been living at the time, by the legal representatives of the optionee or by any person, persons or entity to whom his rights under the Option shall have been transferred pursuant to the provisions of paragraph (g) of Section 11 of the Plan. Such exercise shall not be limited to the shares as to which the right of purchase had accrued at the date of death of the optionee, but shall be subject to all applicable conditions and restrictions prescribed in the Plan and the Option, including any installment provision.

                  (h) Exercise. To the extent that the right to purchase shares has accrued under an Option, the Option may be exercised from time to time by the optionee or by a person or persons entitled to exercise the Option, by delivery to the Company of a written notice, in the manner and in such form as may be prescribed by the Committee, stating the number of shares with respect to which the Option is being exercised, and by making provision satisfactory to the Company for the payment in full of the Option price of the shares prior to or in connection with the delivery of certificates evidencing the shares. The Committee may, in its discretion and upon request of the Participant, issue shares of Common Stock upon the exercise of an Option directly to a brokerage firm or firms to be approved by the Company, without payment of the purchase price by the optionee but upon delivery of an irrevocable guarantee by such brokerage firm or firms of the payment of such purchase price or upon the participant's issuance to the brokerage firm of irrevocable instructions to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to the Company to pay the exercise price and any withholding taxes. Upon receipt of such notice and payment arrangement in form satisfactory to the Company, the Company shall deliver to or upon the order of the optionee, or such other person entitled to exercise the Option, at the General Office of the Company, or at such place as shall be mutually acceptable, a certificate of certificates evidencing such shares. An Option may not be exercised for fractional shares of Common Stock. Payment in form satisfactory to the Company may, at the option of the Company, include payment by transfer to the Company of other shares of Mature Stock or other Common Stock which was not obtained through the exercise of a stock option owned by the Optionee or by the withholding of shares to be distributed in connection with the exercise of a Stock Incentive. Common Stock transferred to the Company or withheld from shares to be distributed in payment of the option price or withholding taxes shall be valued at the Fair Market Value of the Common Stock on the date of the exercise.

           (i) No Rights Before Exercise. No person shall have any rights of a stockholder by virtue of an Option except with respect to shares actually issued to him, and issuance of shares shall not confer retroactive rights to dividends.

           (j) Substitute Options. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary, or the acquisition by the Company or a Subsidiary of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of stock of the employing corporation as the result of which it becomes a Subsidiary. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Section 6 to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

           (k) Certain Limits on Incentive Stock Options. In the case of Incentive Stock Options, the amounts, terms and conditions of such grants shall be subject to and comply with the requirements for Incentive Stock Options as set forth in Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

         7.  STOCK APPRECIATION RIGHTS.

           (a) Grant. Stock Appreciation Rights may be granted in connection with any Option granted under the Plan, either at the time of the grant of such Option or at any time thereafter during the term of the Option. A grant of Stock Appreciation Rights shall either be included in the instrument evidencing the Option to which they relate or evidenced by a separate instrument meeting the requirements of Section 3 of the Plan.

           (b) Settlement. A person entitled to exercise an Option in connection with which Stock Appreciation Rights shall have been granted shall be entitled, at such time or times and subject to such terms and conditions as may be stated in the granting instrument, to settle all or part of the Option by requesting the Company to pay, in cancellation of the part of the Option to be settled, consideration in an amount equal to the number of shares of Common Stock subject to the canceled part of the Option times the amount by which the fair market value of one share on the exercise date exceeds the Option Price (the "Appreciation"). The election shall be made in a written instrument, in form satisfactory to the Committee, delivered in the manner prescribed in
Section 6(h) for the exercise of options.

           (c) Form of Consideration. The form of the consideration to be paid for the Appreciation shall either be cash, shares of Common Stock having an aggregate market value on the exercise date equal to the Appreciation, or a combination of cash and shares. Such form of consideration shall be specified either by the Committee or, subject to the approval of the Committee, by the person exercising the Stock Appreciation Right, provided that such form of consideration shall in no event include fractional shares of Common Stock.

           (d) Provisions in a Related Option. An Option in connection with which Stock Appreciation Rights are granted may prescribe or limit the period or periods of time during which the

Stock Appreciation Rights may be exercised as provided in paragraph (b) of this
Section 7, and may prescribe such additional terms and conditions applicable to the exercise of the Stock Appreciation Rights as may be determined by the Committee and as are consistent with the Plan. In no event may Stock Appreciation rights be exercised at a time when the Option in connection with which they were granted is not exercisable.

         8.  ADJUSTMENT PROVISIONS

                  In the event of a reorganization of the Company, an equitable adjustment shall be made in: (a) the number and class of shares or other securities that may be issued or transferred pursuant to Stock Incentives in the aggregate or to any individual, (b) the number and class of shares or other securities which have not been issued or transferred under outstanding Stock
Incentives, (c) the purchase price to be paid per share under outstanding Options, and (d) the price to be paid per share by the Company or a subsidiary for shares or other securities issued or transferred pursuant to Stock Incentives which are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities. For this purpose, a "reorganization" shall be deemed to have occurred in the event:

           (i)any recapitalization, reclassification, split-up or consolidation of shares of Common Stock shall be effected;

           (ii)the outstanding shares of Common Stock are, in connection with a merger or consolidation of the Company or the acquisition by another corporation of Common Stock or of all or part of the assets of the Company, exchanged for a different number or class of shares of stock or other securities of the Company or for shares of the stock or other securities of another corporation;

           (iii)new, different or additional shares or other securities of the Company or of another corporation are received by the holders of Common Stock with respect to such stock; or

           (iv)any distribution other than a cash dividend is made to the holders of Common Stock.

                  The Committee may also unilaterally amend outstanding stock incentives to remove restrictions or otherwise change the terms of outstanding stock incentives to permit such incentives to be substituted for comparable incentives to be provided by any entity which assumes the Company's obligations with respect to such outstanding stock incentives upon terms and conditions approved by the Board of Directors or Stockholders.

                  In the event of any other change in the capital structure or in the capital stock of the Company, the Committee shall be authorized to make such appropriate adjustments in the maximum number of shares of Common Stock available for issuance under the Plan in the aggregate or to any individual and any adjustments and/or modifications to outstanding Stock Incentives as it deems appropriate.

                  The action of the Committee in approving any adjustment or change contemplated by this Section 8 shall be conclusively deemed to be equitable, appropriate, fair and/or comparable and shall be binding on all persons holding rights under the Plan.

         9.  TERM

                  (a) Effective Date. The Plan shall be effective as of January 5, 1996, subject to approval by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented, and entitled to vote at a meeting duly held in accordance with applicable law within one year after such effective date.

                  (b) Expiration Date. No Stock Incentives shall be granted under the Plan after January 4, 2006. Unless otherwise expressly provided in the Plan or in an applicable award agreement, any Stock Incentive granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Stock Incentive shall, continue after the authority for grant of new Stock Incentives hereunder has been exhausted.

         10.  ADMINISTRATION.

           (a) Composition of Committee. The Plan shall be administered by the Committee which shall be composed solely of two or more non-employee or "outside" directors as defined by Section 162(m) of the Code and the regulations prmulgated thereunder and Rule 16b-3(b)(3) of the Securities and Exchange Commission (or any successor rule or statute at the time in effect). Any member of the Committee shall automatically cease to be a member of the Committee at such time as such person ceases to qualify as a "non-employee" or "outside" director as so defined and any vote cast by such person while so disqualified to act shall be deemed a nulity and shall not adversely affect any vote cast or action taken pursuant to the affirmative votes of a majority of the remianing members of the Committee who at such time were not so disqualified.

           (b) Delegation of Board Authority. The Board of Directors may delegate to the Committee any or all its authority under the Plan, including the authority to award Stock Incentives, but excluding the authority to amend or discontinue the Plan.

           (c) Rules, etc. The Committee may establish such rules and regulations and may construe, interpret and further define terms used in the Plan so long as such rules, regulations and other actions are not inconsistent with the provisions of the Plan and are otherwise believed to be necessary or appropriate to promote the purposes of the Plan, and may amend or revoke the same. All such rules, regulations, determinations, definitions and interpretations shall be binding and conclusive upon all persons granted stock incentives under the Plan, the Company, its Subsidiaries, its stockholders and all employees; upon their respective legal representatives, beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

           (d) Limited Liability. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Incentive granted under the Plan, and shall incur no liability except for willful misconduct in the performance of their duties.


         11.  GENERAL PROVISIONS

           (a) No right to Continued Employment. Nothing in the Plan nor in any instrument executed pursuant thereto shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary or shall affect the right of the Company or of a Subsidiary to terminate the employment of any employee with or without cause.

           (b)  Legal  Requirements  for  Transfers.  No shares of Common
Stock shall be issued or transferred pursuant to a Stock Incentive unless the Company is satisfied that there has been compliance with all legal requirements applicable to the issuance or transfer of such shares. In connection with any such issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to the Company that the shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

           (c) No Rights in shares Before Issue or Transfer. No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of the Plan or subject to any Stock Incentive, except as to such shares of Common Stock, if any, as shall have been issued or transferred to him.

           (d) Grants to Prospective Key Employees. The Company or Subsidiary may, with the approval of the Committee, enter into an agreement or other commitment to grant a Stock Incentive in the future to a person who is or will be at the time of grant a Key Employee, and, notwithstanding any other provision of the Plan, any such agreement or commitment shall not be deemed the grant of a Stock Incentive until the date on which the Committee takes action to implement such agreement or commitment, which date shall for the purpose of the Plan be the date of grant.

           (e) Implementation by subsidiary.  In the case of a grant of a
Stock Incentive to any employee of a Subsidiary, such grant may, if the Committee so directs, be implemented by the Company issuing or transferring the shares, if any, covered by the Stock Incentive to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares to the employee in
accordance  with  the  terms  of  the  Stock   Incentive.  Notwithstanding  any
other provision hereof, such Stock Incentive may be issued by and in the name of the Subsidiary and shall be deemed granted on the date it is approved by the Committee or on such later date as the Committee shall specify.

           (f)  Taxes.   The  Company  or  a  Subsidiary  may  make  such
provisions as it may deem appropriate for the withholding and payment of any taxes which the Company or Subsidiary determines it is required to withhold or which the employee deems to be payable in connection with any Stock

Incentive. Such provisions may include a requirement that all or part of the amount of such taxes be paid to the Company or Subsidiary, in cash or by transfer to the Company of shares of Mature Stock or other Stock which was not obtained through the exercise of a stock option owned by the employee, or by the withholding of cash or shares of Common Stock payable to the employee under the stock incentive, or by any combination of the foregoing. To the extent that tax provisions are satisfied with shares of the Company's Common Stock, such stock shall be valued at Fair Market Value on the appropriate transaction date.

           (g) No  Assignments.  No Stock Incentive and no rights under a
Stock Incentive or under the Plan, contingent or otherwise, shall, by operation of law or otherwise, be transferable or assignable or subject to any encumbrance, pledge, hypothecation or charge of any nature, or to execution, attachment or other legal process, except that, in the event of the death of the holder of a Stock Incentive, the holder's rights under the Stock Incentive may pass, as provided by law, to the legal representatives of the holder, and such legal representatives may transfer any rights in respect of such Stock Incentive to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Stock Incentive, or in the case of intestacy, under the applicable laws relating to intestacy. During the life of a holder of a Stock Incentive, the Stock Incentive shall be exercisable only by such holder. Notwithstanding the foregoing, a Stock Incentive may be transferable, to the extent set forth in the applicable award agreement.

           (h) No Restriction on Other Plans. Nothing in the Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, profit-sharing, insurance, stock purchase, incentive compensation or bonus plan.

           (i) Applicable Law. The place of administration of the Plan shall conclusively be deemed to be within the State of Kansas and the validity, construction, interpretation and administration of the Plan and of any rules and regulations or determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be governed by and be determined exclusively and solely in accordance with, the laws of the State of Kansas. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan, or any payment or award made or purportedly made under or in connection therewith, must be commenced, shall be governed by the laws of the State of Kansas, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

         12.  AMENDMENT OR DISCONTINUANCE OF PLAN

           (a) Amendments. The Plan may be amended by the Board of Directors at any time, provided that without the affirmative vote of the holders of a majority of the shares of the Company's Common Stock and a vote of the holders of a majority of the Company's Preferred Stock present or represented, and entitled to vote at a meeting duly held in accordance with applicable law, no amendment shall be made which (i) increases the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Stock Incentives as provided in paragraph (a) of
Section 4, (ii) permits any person who is not determined to be a Key Employee to be granted a Stock Incentive, (iii) amends the provisions of paragraph (b) of Section 6, (iv) amends Section 9 to extend the term of the Plan, or (v) amends this Section 12.

           (b) Plan Termination. The Board of Directors may by resolution adopted by a majority of the entire Board of Directors discontinue the Plan.

           (c) Effect of Amendment or Termination. No amendment or discontinuance of the Plan by the Board of Directors or the shareholders of the Company shall adversely affect, without the consent of the holder thereof, any Stock Incentive theretofore granted.

         13.      CHANGE IN CONTROL.

                  Unless the Committee shall otherwise provide in the award agreement relating to a Stock Incentive granted under the Plan, upon the occurrence of a Change in Control:

           (a) In the case of Stock Options and Stock Appreciation Rights granted under the Plan (i) each outstanding option or right that is not then fully exercisable shall automatically become fully exercisable until the termination of the option exercise period of the option or right [as modified by subsection (ii) that follows], and (ii) in the event the Participant's employment is terminated within two years after a Change in Control, his or her outstanding options or rights at that date of termination shall be immediately exercisable for a period of three months following such termination, provided, however, that, to the extent the option or right by its terms otherwise permits a longer option exercise period after such termination, such longer period shall govern, and provided further that in no event shall such option or right be exercisable more than ten years after the date of grant; and

                  (b) Any restrictions and provisions for forfeiture on all outstanding Stock Awards shall automatically expire and immediately lapse and all such awards shall be immediately and fully vested.

         14.  EFFECTIVE DATE OF PLAN.

                  The Plan shall become effective on its adoption by the Board, provided, however, the Plan shall be submitted for approval by the holders of a majority of the shares of the Company's Common Stock and by the holders of a majority of the shares of the Company's Preferred Stock, present or represented and entitled to vote at a meeting duly held in accordance with applicable law prior to the first anniversary of such adoption by the Board. Any Stock Incentive granted prior to stockholder approval of the Plan shall become null and void if such approval is not obtained before the first anniversary of the effective date. Such grants shall also contain provisions for the return or cancellation of benefits if such stockholder approval is not obtained.

                                 CERTIFICATIONS

                  The undersigned Secretary of Midwest Grain Products, Inc., hereby certifies that the foregoing Plan reflects the Plan as duly adopted by the Board of Directors at a regular meeting of the Board duly called, noticed, convened and held on January 5, 1996, and as amended by similar action taken by the Board on August 26, 1996, all in accordance with the Certificate of Incorporation, Bylaws and applicable laws of the State of Kansas.

                  Dated August 26 __, 1996.


                                               --------------------------------
                                               Norma C. Ewbank, Secretary


                  The undersigned Secretary of Midwest Grain Products, Inc., hereby certifies that the foregoing Plan was duly approved by the holders of a majority of the Common and Preferred Stock present or represented and entitled to vote at the Annual Meeting of Stockholders duly called, noticed, convened and held on October 10, 1996, in accordance with the Certificate of Incorporation, Bylaws and applicable laws of the State of Kansas.

                  Dated October __, 1996.


                                                -------------------------------
                                                Norma C. Ewbank, Secretary

                                                                 Exhibit B











                           MIDWEST GRAIN PRODUCTS, INC.

                              1996 STOCK OPTION PLAN

                               FOR OUTSIDE DIRECTORS

                           MIDWEST GRAIN PRODUCTS, INC.

                             1996 STOCK OPTION PLAN
                              FOR OUTSIDE DIRECTORS

1.       Name; Purposes; Definitions.

         The name of this plan is the Midwest Grain Products, Inc. 1996 Stock Option Plan for Outside Directors (the "Plan").

         The purposes of the Plan are to promote the long-term success of the Company by enhancing the long-term mutuality of interests between the non-employee directors of the Company and the stockholders of the Company and by providing incentives that will enhance the Company's ability to attract highly qualified persons to serve as directors of the Company.

         For purposes of this Plan, the following terms shall be defined as set forth below:

         (a)  "Board" means the Board of Directors of the Company.

         (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

         (c) "Committee" means the Human Resources Committee of the Board, or any other committee the Board may subsequently appoint to administer the Plan pursuant to Section 2.

         (d) "Company" shall mean Midwest Grain Products, Inc., a corporation organized under the laws of the State of Kansas (or any successor corporation).

         (e) "Effective Date" shall mean the date the plan is approved by the stockholders of the Company.

         (f) "Fair Market Value" of a share of Common Stock on the date as of which fair market value is to be determined shall be: (a) if the Common Stock is reported on the NASDAQ National Market System of the National Association of Securities Dealers, Inc., the last reported sales price of a share of Common Stock as reported by NASDAQ; or (b) if the Common Stock is listed on an established securities exchange or exchanges, the highest reported closing price of a share of Common Stock on such exchange or exchanges.

         (g) "Mature Stock" shall mean Stock which was obtained through the exercise of an option under this Plan or any other plan of the Company, which is delivered to the Company in order to exercise an Option and which has been held continuously by an Optionee for six months or more.

         (h) "Nonqualified Stock Option" means any Stock Option that by its terms is designated as not being an "incentive stock option" within the meaning Section 422 of the Code.

         (i)  "Optionee" means the recipient of a Stock Option.

         (j) "Stock" means the Company's presently authorized Common Stock, par value $1.00 per share, except as this definition may be modified pursuant to Section 3 hereunder.

         (k) "Stock Option" means any nonqualified option to purchase shares of Stock granted pursuant to Section 5.

2.       Administration.

         The Plan shall be administered by a Committee of not less than two Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. Until otherwise specified by the Board, the Plan shall be administered by the Human Resources Committee of the Board. If at any time no Committee shall be in office, then the functions of the Committee shall be exercised by the Board.

3.       Stock Subject to Plan.

         (a) The total number of shares of Stock reserved and available for issuance under the Plan shall be 90,000. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         (b) In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, (ii) the number of options to be granted automatically each year to non-employee directors of the Company, (iii) the limits on the number of options that may be granted to each non-employee director under the plan and (iv) the number and option price of shares subject to outstanding Stock Options granted under the Plan as may be determined by the Board, provided that the number of shares subject to any award shall always be a whole number.

         (c) If any shares of Common Stock subject to a Stock Option shall not be issued or transferred or shall cease to be issuable or transferable under such Stock Option, such shares shall no longer be charged against the limitation provided for in paragraph (a) of this Section 3 and may again be made subject to Stock Options; and, only the net additional shares issued upon the exercise of a stock option through the delivery or withholding of shares of Common Stock in payment of the exercise price or withholding taxes shall be counted against the number of shares which are be authorized for issuance under Section 3(a).

4.       Eligibility.

         Each non-employee member of the Board shall receive Nonqualified Stock Options in accordance with the provisions of Section 5.

5.       Stock Options.

         (a) On the first business day after the 1996 Annual Meeting of Stockholders of the Company, and on the first business day after each annual stockholders' meeting of the Company thereafter during the term of the Plan, each non-employee member of the Board shall be granted a Nonqualified Stock Option to purchase 1,000 shares of Stock.

         (b) Stock Options granted under the Plan shall be subject to the following terms and conditions:
                  (1) The exercise price per share of Stock purchasable under such Stock Options shall be 100% of the Fair Market Value of the Stock on the date of grant.

                  (2) Each Stock Option shall be exercisable on the 184th day following the date of grant by written notice to the Company of the election to exercise and of the number of shares elected to be purchased in such form as the Committee has prescribed or approved, together with payment in full of the purchase price in cash, personal check, wire transfer, certified or cashier's check, or delivery of Stock certificates for Mature Stock or other Stock which was not obtained through the exercise of a stock option, endorsed in blank or accompanied by executed stock powers with signatures guaranteed by a national bank or trust company or a member of a national securities exchange.

                  (3) If an Optionee resigns or does not stand for election (prior to retirement from the Board of Directors upon reaching age 70) or is removed from his or her position as a Director or is not re-elected to his or her position as a Director, any unexercised portion of any Stock Option granted to him or her under the terms of the Plan shall terminate ninety (90) days following the date of such resignation, removal or end of the term of such position. If an Optionee dies while a Director, any unexercised portion of any Stock Option granted to him or her under the terms of the Plan shall terminate one year from the date of death. If an Optionee does not stand for re-election due to retirement from the Board of Directors upon reaching age 70, any unexercised portion of any Stock Option granted to him or her under the terms of the Plan shall terminate three years from the date of the end of his or her term. It is understood, however, that such right to exercise any outstanding Options during any period following a terminating event shall only exist to the extent such Options were exercisable immediately preceding the terminating event.

                  (4) Each Stock Option shall cease to be exercisable on the date that is five years following the date of grant.

                  (5) The aggregate number of shares of Stock that may be granted to any non-employee member of the Board pursuant to the Plan may not exceed 10,000 shares.

                  (6) Except as otherwise provided in the option agreement, Options shall not be transferable by the Optionee otherwise than by will or by the laws of decent and distribution.

                  (7) Any withholding taxes required to be paid to the Company in connection with the exercise of any option shall be paid, at the election of the director, in cash or by the Company's withholding of shares of Common Stock issuable to the director under the stock option, or by any combination of the foregoing. To the extent that tax provisions are satisfied with shares of the Company's Common Stock, such stock shall be valued at Fair Market Value on the appropriate transaction date.

         (c) Each Optionee shall enter into a stock option agreement with the Company, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder, which provisions shall not be inconsistent with the terms set forth herein.

6.       Amendment and Termination.

         The Board may amend, alter, modify or discontinue the Plan at any time, provided that the Board may not amend or alter the provisions of the Plan without the approval of the stockholders if the amendment would materially increase the number of securities that may be issued under the Plan.

7.       Unfunded Status of Plan.

         The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a recipient by the Company, nothing contained herein shall give any such recipient any rights that are greater than those of a general creditor of the Company.

8.       General Provisions.

         (a) If necessary to effect compliance with applicable securities laws, each person purchasing shares pursuant to a Stock Option must represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof.

         (b) All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and a legend or legends may be put on any such certificates to make appropriate reference to any required restriction on transfer.

         (c) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required;

and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any member of the Board any right to continued membership on such Board.

         (d) No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect to any such action, determination or interpretation.

9.       Term of Plan.

         No stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.


                                   CERTIFICATIONS


                  The undersigned Secretary of Midwest Grain Products, Inc., hereby certifies that the foregoing Plan reflects the Plan as duly adopted by the Board of Directors at a regular meeting of the Board duly called, noticed, convened and held on January 5, 1996, and as amended by similar action taken by the Board on August 26, 1996, all in accordance with the Certificate of Incorporation, Bylaws and applicable laws of the State of Kansas.

                  Dated August 26, 1996.


                                               --------------------------------
                                               Norma C. Ewbank, Secretary


                  The undersigned Secretary of Midwest Grain Products, Inc., hereby certifies that the foregoing Plan was duly approved by the holders of a majority of the Common and Preferred Stock present or represented and entitled to vote at the Annual Meeting of Stockholders duly called, noticed, convened and held on October __, 1996, in accordance with the Certificate of Incorporation, Bylaws and applicable laws of the State of Kansas.

                  Dated October __, 1996.

                                               --------------------------------
                                               Norma C. Ewbank, Secretary

                         MIDWEST GRAIN PRODUCTS, INC                PROXY
                 1300 Main street, Atchison, Kansas 66002        COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned appoints Cloud L. Cray, Jr., Laidacker M. Seaberg and Robert G. Booe, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of Midwest Grain Products, Inc., held by the undersigned at the Annual Meeting of stockholders to be held on October 10, 1996, or at any adjournment thereof.
         The undersigned has received the Company's Annual Report for 1996, and its Proxy Statement. This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.



                                         -------------------------------------
                                         Stockholder's Signature



                                         -------------------------------------
                                         Stockholder's Signature
                                         Dated
                                              --------------------------------
                                         Please sign exactly as your name(s)
                                         appear above. Joint owners should
                                         each sign. Executors, trustees,
                                         custodians, etc., should indicate
                                         the capacity in which they are signing.

           PLEASE RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                           (Continued from other side)

The Board of Directors Recommends a vote FOR the following proposals:

1. Election of one Group A Director for a term expiring in 1999. The Board of Directors has nominated Eleanor B. Schwartz, D.B.A.

          |_|  FOR the Nominee.        |_| AUTHORITY WITHHELD from the Nominee.

2. Approval of the Stock Incentive Plan of 1996:
                                  |_|  FOR  |_|  AGAINST  |_|  ABSTAIN

3. Approval of the 1996 Directors Stock Option Plan:
                                  |_|  FOR  |_|  AGAINST  |_|  ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

 IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES WILL BE VOTED "FOR" THE NOMINEE UNDER PROPOSAL 1. AND "FOR" PROPOSALS 2 AND 3.

               BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

[GRAPHIC OMITTED] MIDWEST GRAIN PRODUCTS, INC.                  PROXY
  1300 Main Street, Atchison, Kansas 66002                 PREFERRED STOCK
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned appoints Cloud L. Cray, Jr., Laidacker M. Seaberg and Robert G. Booe, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Preferred Stock of Midwest Grain Products, Inc., held by the undersigned at the Annual Meeting of stockholders to be held on October 10, 1996, or at any adjournment thereof.
         The undersigned has received the Company's Annual Report for 1996, and its Proxy Statement. This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.



                                         --------------------------------------
                                         Stockholder's Signature



                                         --------------------------------------
                                         Stockholder's Signature
                                         Dated
                                              ---------------------------------

                                         Please sign exactly as your name(s)
                                         appear above. Joint owners should each
                                         sign. Executors, trustees, custodians,
                                         etc., should indicate the capacity in
                                         which they are signing.

         PLEASE RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                          (Continued from other side)

The Proxies are hereby given the following authority:

1. Election of the following nominees as Group B Directors for terms to expire in 1999:

         RANDALL M. SCHRICK AND LAIDACKER M. SEABERG

         |_|  FOR all Nominees.        |_| AUTHORITY WITHHELD from all Nominees.

         |_|  FOR all Nominees, except vote withheld from the following Nominee:

                                                 ------------------------------.

2. Approval of the Stock Incentive Plan of 1996:
                               |_|  FOR  |_|  AGAINST  |_|  ABSTAIN

3. Approval of the 1996 Directors Stock Option Plan:
                               |_|  FOR  |_|  AGAINST  |_|  ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES WILL BE VOTED "FOR" THE NOMINEES UNDER PROPOSAL 1. AND "FOR" PROPOSALS 2 AND 3.

            BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

                                                              September 19, 1996

TO: Participants in the
    Employee Stock Ownership Plan

         Provisions of the Employee Stock Ownership Plan (the "Plan") entitle participants to instruct the Trustees of the Plan as to the voting of Midwest Grain Products, Inc. Common Stock allocated to the accounts of participants. Accordingly, please find enclosed a form of instruction card that will permit you to direct the Trustees as to the voting of Common Stock allocated to your accounts in the Plan with respect to proposals to be acted upon at the Annual Meeting of Stockholders of the Company to be held on October 10, 1996.

         We are also enclosing a copy of the Company's Annual Report for 1996 and its Proxy Statement, unless you are being mailed one as a record holder of Common Stock.

         Please promptly complete and sign the instruction card and return it in the enclosed envelope.

         Thank you.


                                    Very truly yours,




                                    Laidacker M. Seaberg
                                    President and
                                    Chief Executive Officer

           MIDWEST GRAIN PRODUCTS, INC. EMPLOYEE STOCK OWNERSHIP PLAN
                       C/O Midwest Grain Products, Inc.
                   1300 Main Street, Atchison, Kansas 66002

     INSTRUCTIONS FOR THE VOTING OF MIDWEST GRAIN PRODUCTS, INC. COMMON STOCK

The undersigned hereby instructs Laidacker M. Seaberg, Robert G. Booe, Brian Cahill, Dave Rindom and Randy Schrick, as Trustees of the Employee Stock Ownership Plan indicated below (the "ESOP"), or any of them, to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of Midwest Grain Products, Inc., held by the ESOP and allocated to the account of the undersigned at the Annual Meeting of stockholders to be held on October 10, 1996, or at any adjournment thereof.

The undersigned has received the Company's Annual Report for 1996 and its Proxy Statement.

     Name of ESOP:
                  --------------------------


                                              ----------------------------
                                              Accountholder's Signature

         Accountholder                             Dated:
                                                         ----------------------
                   Number of Shares Allocated to Account:
                                                         ----------------------



   PLEASE RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                          (Continued from other side)

The Board of Directors of Midwest Grain Products, Inc. Recommends a vote FOR the following proposals:

1. Election of one Group A Director for a term expiring in 1999. The Board of Directors has nominated Eleanor B. Schwartz, D.B.A.

          |_|  FOR the Nominee.        |_| AUTHORITY WITHHELD from the Nominee.

2. Approval of the Stock Incentive Plan of 1996:
                               |_|  FOR  |_|  AGAINST  |_|  ABSTAIN

3. Approval of the 1996 Directors Stock Option Plan:
                               |_|  FOR  |_|  AGAINST  |_|  ABSTAIN

4. In its discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD IS RETURNED,
    THE SHARES WILL BE VOTED "FOR" THE NOMINEE UNDER PROPOSAL 1. AND "FOR"
                             PROPOSALS 2 AND 3.

             BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

                                                              September 19, 1996


TO: Participants in the Midwest Grain Products, Inc.
    Employee Stock Purchase Plan

         Provisions of the Midwest Grain Products, Inc. Employee Stock Purchase Plan (the "Plan") entitle participants to instruct the Trustee of the Plan as to the voting of Midwest Grain Products, Inc. Common Stock allocated to the accounts of participants. Accordingly, please find enclosed a form of instruction card that will permit you to direct the Trustee as to the voting of Common Stock allocated to your accounts in the Plan with respect to proposals to be acted upon at the Annual Meeting of Stockholders of the Company to be held on October 10, 1996.

         We are also enclosing a copy of the Company's Annual Report for 1996 and its Proxy Statement, unless you are being mailed one as a record holder of Common Stock.

         Please promptly complete and sign the instruction card and return it in the enclosed envelope.

         Thank you.


                                    Very truly yours,




                                    Laidacker M. Seaberg
                                    President and
                                    Chief Executive Officer

          MIDWEST GRAIN PRODUCTS, INC. EMPLOYEE STOCK PURCHASE PLAN
                         C/O Midwest Grain Products, Inc.
                 1300 Main Street, Atchison, Kansas 66002

    INSTRUCTIONS FOR THE VOTING OF MIDWEST GRAIN PRODUCTS, INC. COMMON STOCK

The undersigned hereby instructs United Missouri Bank of Kansas City, N.A. as Trustee of the Midwest Grain Products, Inc. Employee Stock Purchase Plan (the "ESPP"), or any of them, to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of Midwest Grain Products, Inc., held by the ESPP and allocated to the account of the undersigned at the Annual Meeting of stockholders to be held on October 10, 1996, or at any adjournment thereof.

The undersigned has received the Company's Annual Report for 1996 and its Proxy Statement.



                                            -----------------------------------
                                            Accountholder's Signature

    Accountholder                           Dated:
                                                  -----------------------------
            Number of Shares Allocated to Account:
                                                  -----------------------------

   PLEASE RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                           (Continued from other side)

The Board of Directors of Midwest Grain Products, Inc. Recommends a vote FOR the following proposals:

1. Election of one Group A Director for a term expiring in 1999. The Board of Directors has nominated Eleanor B. Schwartz, D.B.A.

          |_|  FOR the Nominee.        |_| AUTHORITY WITHHELD from the Nominee.

2. Approval of the Stock Incentive Plan of 1996:
                               |_|  FOR  |_|  AGAINST  |_|  ABSTAIN

3. Approval of the 1996 Directors Stock Option Plan:
                               |_|  FOR  |_|  AGAINST  |_|  ABSTAIN

4. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

 IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD IS RETURNED,
     THE SHARES WILL BE VOTED "FOR" THE NOMINEE UNDER PROPOSAL 1. AND "FOR"
                               PROPOSALS 2 AND 3.

              BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.